UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2025

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

As previously disclosed, on August 4, 2025, Datavault AI Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Purchasers agreed to purchase from the Company in a registered direct offering (the “Offering”), senior secured convertible notes having an aggregate principal amount of $6,666,666 (the “Initial Notes”) for an aggregate purchase price of $6,000,000 and senior secured convertible notes having an aggregate principal amount of $6,666,666 (the “Additional Notes”, and together with the Initial Notes, the “Notes”) for an aggregate purchase price of $6,000,000 upon satisfaction of certain closing conditions applicable to the Initial Notes and Additional Notes, respectively. The closing of Initial Notes (the “Initial Closing”) occurred on August 6, 2025.

The Notes and Conversion Shares (as defined herein) were offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-288538), which was initially filed with the Securities and Exchange Commission (the “Commission”) on July 7, 2025, and was declared effective by the Commission on July 9, 2025, the prospectus contained therein and a prospectus supplement relating to the Offering dated August 4, 2025.

Additional Closing

The closing of the Additional Notes (the “Additional Closing,” and together with the Initial Closing, the “Closings”) occurred, and the Additional Notes were issued, on September 30, 2025.

Obligations Under the Purchase Agreement

Pursuant to the Purchase Agreement, the Company agreed, subject to certain exceptions, (i) not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of shares of Common Stock or securities convertible into shares of Common Stock until 45 days after the date of each Closing, and (ii) not to issue certain securities if the issuance would constitute a Variable Rate Transaction (as such term is defined in the Purchase Agreement) until no Purchasers holds any Notes.

Pursuant to the Purchase Agreement, until the date that is 18 months after the date on which the Notes are no longer outstanding, the Purchasers have the right, but not the obligation, to participate in any issuance by the Company of any debt, preferred stock, shares of Common Stock or securities convertible into shares of Common Stock (a “Subsequent Financing”) up to a maximum of 65% of such Subsequent Financing on the same terms, conditions and price provided to other investors in such Subsequent Financing.

Notes

The Notes carry a 10% original issue discount, and mature 18 months from the date of issuance. No interest accrues during the term of the Notes, unless an event of default occurs, in which case interest will accrue at a rate of 12% per annum. The obligations under these Notes rank senior to all other existing indebtedness and equity of the Company. The Notes are convertible at any time at the option of the holders thereof, in whole or in part, into such number of shares of Common Stock (the “Conversion Shares”) at an initial conversion price equal to $1.00 per share (the “Conversion Price”). Alternatively, the Notes are convertible at the holder’s election, at a price (the “Alternate Conversion Price”) equal to the greater of (x) the Floor Price (as defined below) and (y) 80% of the lowest volume weighted adjusted price of the shares of Common Stock (the “VWAP”) in the twenty (20) trading days prior to the applicable conversion date (“Alternate Conversions”).

The conversion price of the Notes is subject to a floor price of $0.1019 (the “Floor Price”).

In the event the Alternate Conversion Price would be lower than the Floor Price, the Company is required to compensate the holders of the Notes by paying the holders in cash an amount (the “Alternate Conversion Floor Amount”) equal to the product obtained by multiplying (A) the VWAP on the day the holder delivers the applicable conversion notice and (B) the difference obtained by subtracting (I) the number of shares of Common Stock delivered (or to be delivered) to the holder on the applicable share delivery date with respect to such Alternate Conversion from (II) the quotient obtained by dividing (x) the applicable conversion amount that the holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price without being limited by the Floor Price.

Under the Notes, the Company is required to use up to 20% of the proceeds from future financings to redeem the Notes in an amount equal to the aggregate principal amount of the Notes being redeemed from such proceeds multiplied by 105%.

The Notes contain 4.99/9.99% beneficial ownership limitations and customary provisions regarding events of defaults and negative covenants.

The Notes are secured by all of the assets of the Company pursuant to a security agreement, and guaranteed by a subsidiary of the Company pursuant to a subsidiary guarantee, both of which were entered into on August 6, 2025.

The foregoing does not purport to be a complete description of each of the Purchase Agreement and the Additional Notes, and is qualified in its entirety by reference to the full text of each of such document, which are filed as exhibits to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Senior Secured Promissory Note issued on September 30, 2025.
10.1	Form of Securities Purchase Agreement, dated August 4, 2025 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on August 4, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2025	DATAVAULT AI INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Financial Officer